Exhibit 99.1

ASHLAND GLOBAL HOLDINGS INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

       The following unaudited condensed consolidated pro forma financial information is based upon the historical financial statements of Ashland Global Holdings Inc. and its consolidated subsidiaries (Ashland), adjusted to reflect the future disposition of the Performance Adhesives business.  The following unaudited condensed consolidated pro forma financial statements of Ashland should be read in conjunction with the related notes and with the historical consolidated financial statements of Ashland and the related notes included in previous filings with the Securities and Exchange Commission.  The unaudited condensed pro forma information of consolidated income give effect to the disposition as if it occurred on October 1, 2018, the beginning of the earliest period presented.  The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that Ashland management believe are reasonable.

       The unaudited condensed consolidated pro forma financial information is provided for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred had the disposition of the Performance Adhesives business been on October 1, 2018 for the unaudited condensed pro forma statements of consolidated income.  For example, these financial statements do not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.  Readers should not rely on the unaudited condensed consolidated pro forma financial information as being indicative of the historical operating results that Ashland would have achieved or any future operating results it will experience after the transaction closes.

Ashland Global Holdings Inc. and Consolidated Subsidiaries		Table 1
UNAUDITED CONDENSED PRO FORMA STATEMENT OF CONSOLIDATED INCOME (LOSS)
Three months ended September 30, 2020
		(a)
(in millions except per share data)	Historical	Performance Adhesives	Pro Forma

Sales	$609	$(80)	$529
Cost of sales	448	(52)	396
GROSS PROFIT	161	(28)	133
Selling, general and administrative expense	109	(5)	104
Research and development expense	16	(2)	14
Intangible amortization expense	21	-	21
OPERATING INCOME (LOSS)	15	(21)	(6)
Net interest and other expense	6	-	6
Other net periodic benefit income	-	1	1
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9	(20)	(11)
Income tax expense (benefit)	9	(6)	3
INCOME (LOSS) FROM CONTINUING OPERATIONS	-	(14)	(14)
Income from discontinued operations (net of income taxes)	5	14	19
NET INCOME (LOSS)	$5	$-	$5

Earnings per share from continuing operations
Basic	$-	$(0.22)	$(0.22)
Diluted	-	(0.22)	(0.22)

Average common shares outstanding (in millions)
Basic	61	-	61
Dilutive	61	-	61

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

Ashland Global Holdings Inc. and Consolidated Subsidiaries		Table 2
UNAUDITED CONDENSED PRO FORMA STATEMENT OF CONSOLIDATED INCOME (LOSS)
Year ended September 30, 2020
		(a)
(in millions except per share data)	Historical	Performance Adhesives	Pro Forma

Sales	$2,326	$(310)	$2,016
Cost of sales	1,619	(202)	1,417
GROSS PROFIT	707	(108)	599
Selling, general and administrative expense	424	(24)	400
Research and development expense	64	(8)	56
Intangible amortization expense	85	(1)	84
Equity and other income	8	-	8
Goodwill impairment	530	-	530
OPERATING INCOME (LOSS)	(388)	(75)	(463)
Net interest and other expense	119	-	119
Other net periodic benefit income	2	1	3
Net income on acquisitions and divestitures	2	-	2
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(503)	(74)	(577)
Income tax expense (benefit)	(12)	(10)	(22)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(491)	(64)	(555)
Income (loss) from discontinued operations (net of income taxes)	(17)	64	47
NET INCOME (LOSS)	$(508)	$-	$(508)

Earnings per share from continuing operations
Basic	$(8.10)	$(1.06)	$(9.16)
Diluted	(8.10)	(1.06)	(9.16)

Average common shares outstanding (in millions)
Basic	61	-	61
Dilutive	61	-	61

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

Ashland Global Holdings Inc. and Consolidated Subsidiaries		Table 3
UNAUDITED CONDENSED PRO FORMA STATEMENT OF CONSOLIDATED INCOME (LOSS)
Year ended September 30, 2019
		(a)
(in millions except per share data)	Historical	Performance Adhesives	Pro Forma

Sales	$2,493	$(345)	$2,148
Cost of sales	1,726	(229)	1,497
GROSS PROFIT	767	(116)	651
Selling, general and administrative expense	453	(27)	426
Research and development expense	66	(8)	58
Intangible amortization expense	86	(1)	85
Equity and other income	4	-	4
OPERATING INCOME (LOSS)	166	(80)	86
Net interest and other expense	99	-	99
Other net periodic benefit income	5	1	6
Net loss on acquisitions and divestitures	(2)	-	(2)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	70	(79)	(9)
Income tax expense (benefit)	46	(16)	30
INCOME (LOSS) FROM CONTINUING OPERATIONS	24	(63)	(39)
Income from discontinued operations (net of income taxes)	481	63	544
NET INCOME (LOSS)	$505	$-	$505

Earnings per share from continuing operations
Basic	$0.39	$(1.01)	$(0.62)
Diluted	0.39	(1.01)	(0.62)

Average common shares outstanding (in millions)
Basic	62	-	62
Dilutive	63	(1)	62

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

Ashland Global Holdings Inc. and Consolidated Subsidiaries			Table 4
Reconciliation of Non-GAAP Data - Adjusted EBITDA
Three months ended September 30, 2020 and Years ended September 30, 2020 and 2019

(In millions)	3 Months 9/30/20	Fiscal 2020	Fiscal 2019
Net income (loss) (b)	$5	$(508)	$505
Income tax expense (benefit)	3	(22)	30
Net interest and other financing expense	6	119	99
Depreciation and amortization (c )	60	235	238
EBITDA	74	(176)	872
(Income) loss from discontinued operations (net of taxes)	(19)	(47)	(544)
Key items included in EBITDA:
Goodwill impairment	—	530	—
Restructuring, separation and other costs	22	58	51
Environmental reserve adjustments (c )	8	34	25
Inventory adjustments	47	51	—
Accelerated depreciation	—	—	39
Proxy costs	—	—	4
Tax indemnity expense	—	—	6
Unplanned plant shutdowns	—	—	2
Net loss (gain) on acquisitions and divestitures	—	—	3
Loss (gain) on pension and other postretirement plan remeasurements	(1)	(1)	(8)
Total key items included in EBITDA	76	672	122
Adjusted EBITDA	$131	$449	$450

Total key items included in EBITDA	$76	$672	$122
Accelerated amortization of debt issuance costs	—	8	—
Debt refinancing costs	—	59	6
Unrealized gain on securities	(11)	(20)	(7)
Total key items, before tax	$65	$719	$121

Historically Adjusted EBITDA	$154	$528	$532
Performance Adhesives EBITDA	(20)	(71)	(72)
Stranded Costs, net of stranded D&A	(4)	(17)	(20)
Environmental adjustment	1	9	10
Adjusted EBITDA	$131	$449	$450

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

Ashland Global Holdings Inc. and Consolidated Subsidiaries			Table 5
Reconciliation of Non-GAAP Data - Adjusted Diluted EPS
Three months ended September 30, 2020 and Years ended September 30, 2020 and 2019

	3 Months 9/30/20	Fiscal 2020	Fiscal 2019
Diluted EPS from continuing operations (as reported) (b )	$(0.22)	$(9.16)	$(0.62)
Key items, before tax:
Goodwill impairment	—	8.75	—
Restructuring, separation and other costs (including accelerated depreciation)	0.36	0.95	1.42
Environmental reserve adjustments (c )	0.13	0.58	0.41
Inventory adjustments	0.77	0.83	—
Proxy costs	—	—	0.07
Asset impairments	—	—	—
Tax indemnity expense	—	—	0.10
Unplanned plant shutdowns	—	—	0.03
Net loss (gain) on acquisitions and divestitures	—	—	0.05
Loss (gain) on pension and other postretirement plan remeasurements	(0.02)	(0.01)	(0.12)
Unrealized gain on securities	(0.18)	(0.33)	(0.11)
Accelerated amortization of debt issuance costs	—	0.13	—
Debt refinancing costs	—	0.97	0.09
Key items, before tax	1.06	11.87	1.94
Tax effect of key items	(0.22)	(0.58)	(0.25)
Key items, after tax	0.84	11.29	1.69
Tax specific key items:
Deferred tax rate changes	—	—	0.03
One-time transition tax	—	—	0.44
Uncertain tax positions	0.05	0.05	(0.09)
Restructuring and separation activity	—	—	0.19
Other tax reform related activity	0.08	(0.33)	(0.02)
Tax specific key items	0.13	(0.28)	0.55
Total key items	0.97	11.01	2.24
Adjusted diluted EPS from continuing operations (non-GAAP)	$0.75	$1.85	$1.62
Amortization expense adjustment (net of tax)	0.28	1.08	1.04
Adjusted diluted EPS from continuing operations (non-GAAP) excluding intangibles amortization expense	$1.03	$2.93	$2.66

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

ASHLAND GLOBAL HOLDINGS INC. AND CONSOLIDATED SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA INFORMATION

(a)

These adjustments eliminate the operating results of the Performance Adhesives business as if the transaction occurred on October 1, 2018.  The direct operating results of the Performance Adhesives business are reported in discontinued operations.  The amounts eliminated do not include allocations of corporate expenses included in Selling, General and Administrative Expense.  These corporate expenses were $4 million, $20 million and $21 million (or $4 million, $17 million and $20 million, net of D&A) for the three months ended September 30, 2020 and fiscal years ended September 30, 2020 and 2019, respectively.  Allocations of corporate overhead remaining with Ashland may not be allocated to discontinued operations for financial statement presentation.

For purposes of these unaudited condensed consolidated pro forma financial information, estimated income tax rates of 27%, 4% and benefit of (333)%  have been used for the three months ended September 30, 2020 and fiscal years ended September 30, 2020 and 2019, respectively.  The estimated income tax rates are based the application of the intraperiod tax allocation model in ASC 740, Income Taxes.  Historical amounts are from previous filed 10-Q and 10-K documents filed with the SEC.

(b)	Amounts are from the Pro-forma adjusted column, which exclude the Performance Adhesives business that is reported in discontinued operations.

(c)

Excludes $39 million of accelerated depreciation during 2019.  Environmental reserve adjustment was increased by $1 million, $9 million and $10 million for the three months ended September 30, 2020 and fiscal years 2020 and 2019, respectively, from the previously reported amounts to reflect the new adjusted EBITDA methodology associated with Ashland's establishment of a renewable annual trust for ongoing future environmental remediation and related litigation in fiscal year 2021.